DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 29, 2012
Discontinued Operations and Disposal Groups [Abstract]
Operating Results, Assets and Liabilities of Divested Businesses
Summarized results of discontinued operations are presented in the following table:

(Millions of Dollars)	2013	2012	2011
Net Sales	$38.4	$973.2	$1,060.9
(Loss) earnings from discontinued operations before income taxes (including pretax gain on HHI sale of $384.7 million in 2012)	$(42.0)	$488.8	$104.4
Income tax (benefit) expense on discontinued operations (including income taxes for gain on HHI sale of $25.8 million in 2012)	(14.0)	69.8	36.5
Net (loss) earnings from discontinued operations	$(28.0)	$419.0	$67.9